Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Small-Mid Growth Fund

(the “Fund”)

Supplement dated February 14, 2019

to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2018, as supplemented to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the subsection of the Prospectus entitled “Fund Summary: Small-Mid Growth Fund – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since

Daniel Zimmerman, CFA Managing Director and Co-Lead Portfolio Manager	2014
Jessica Katz Vice President and Co-Lead Portfolio Manager	2019

In the subsection of the Prospectus entitled “Management – Investment Subadvisers” the third paragraph under “Goldman Sachs Asset Management, L.P. (“GSAM”)” is deleted in its entirety and replaced with the following:

Mr. Daniel Zimmerman, CFA and Ms. Jessica Katz manage the Small-Mid Growth Fund. Mr. Zimmerman, Managing Director and Co-Lead Portfolio Manager, joined GSAM in 2008. Mr. Zimmerman is a CFA charterholder. Ms. Katz, Vice President and Co-Lead Portfolio Manager, joined GSAM in 2015. Ms. Katz has 13 years of investment experience.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.